                              CERTIFICATE OF TRUST
                                       OF
                            SOVEREIGN CAPITAL TRUST V

         THIS CERTIFICATE OF TRUST OF Sovereign Capital Trust V (the "Trust"), is being duly executed and filed by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act, 12 Del.C. ss.ss. 3801, et seq. (the "Act").

         1. NAME. The name of the statutory trust formed hereby is Sovereign Capital Trust V.

         2. RESIDENT TRUSTEE. The name and business address of the trustee of the Trust meeting the requirements of Section 3807 of the Act is Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

         3. EFFECTIVE DATE. This Certificate of Trust will be effective upon filing.

            IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this Certificate of Trust in accordance with the Act.

                                        The Bank of New York,
                                        as Property Trustee

                                        By: _____________________________
                                        Name: ___________________________
                                        Title: __________________________

                                        The Bank of New York (Delaware),
                                        as Delaware Trustee

                                        By: _____________________________
                                        Name: ___________________________
                                        Title: __________________________

                                        ______________________________
                                        Mark R. McCollom, Administrative Trustee

                                        ______________________________
                                        James D. Hogan, Administrative Trustee

                                        ______________________________
                                        Thomas Brugger, Administrative Trustee